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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) or (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        NORTHWESTERN CAPITAL FINANCING II
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       (Exact name of registrant as specified in its Declaration of Trust)

Delaware                                                              41-6461234
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)

c/o NorthWestern Corporation
125 S. Dakota Avenue, Suite 1100
Sioux Falls, South Dakota                                                  57104
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(Address of principal executive offices)                              (Zip Code)


                            NORTHWESTERN CORPORATION
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              (Exact name of registrant as specified in its
                 Restated Certificate of Incorporation)

Delaware                                                              46-0172280
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)

125 S. Dakota Avenue, Suite 1100
Sioux Falls, South Dakota                                                  57104
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(Address of principal executive offices)                              (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

               Title of each class                Name of each exchange on which
               to be So Registered                Each Class is to be Registered
               -------------------                ------------------------------
8-1/4% Trust Preferred Securities of
NorthWestern Capital Financing II and the
Guarantee by NorthWestern Corporation with
respect thereto........................................The New York Stock
                                                          Exchange, Inc.

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. |X|

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. |_|

Securities Act registration statement file numbers to which this form relates:
333-58491 AND 333-82707 (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
                                (Title of class)
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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.           Description of Registrant's Securities to be Registered.

                  This Registration Statement relates to the 8-1/4% Trust Preferred Securities, liquidation amount of $25 per security (the "Trust Preferred Securities") of NorthWestern Capital Financing II (the "Registrant"), and the guarantee (the "Guarantee") by NorthWestern Corporation ("NorthWestern") with respect thereto. The descriptions of the Trust Preferred Securities and the Guarantee to be registered hereunder are set forth under the captions "DESCRIPTION OF THE TRUST PREFERRED SECURITIES - CERTAIN TERMS OF THE TRUST PREFERRED SECURITIES" and "DESCRIPTION OF THE GUARANTEE" in the Prospectus Supplement dated December 18, 2001 (the "Prospectus Supplement"), supplementing the Prospectus dated July 27, 1999, of the Registrant, NorthWestern Capital Financing III, NorthWestern Capital Financing IV and NorthWestern, which constitutes a part of the Registration Statement (the "First Registration Statement") on Form S-3 (File No. 333-58491) of the Registrant and NorthWestern and a part of the Registration Statement (the "Second Registration Statement") on Form S-3 (File No. 333-82707) of the Registrant and NorthWestern. The First Registration Statement was filed with the Securities and Exchange Commission (the "Commission") on July 2, 1998. The Second Registration Statement was filed with the Commission on July 12, 1999. The Prospectus Supplement, which was filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, is deemed to be incorporated herein by reference.

Item 2.           Exhibits.

         Exhibit
         Number            Description
         ------            -----------

         4.1 Registration Statement of the Registrant and NorthWestern on Form S-3
                                    (Registration No. 333-58491) and the
                                    Prospectus that forms a part of such
                                    Registration Statement as filed with the Commission on July 2, 1998.

         4.2 Registration Statement of the Registrant and NorthWestern on Form S-3
                                    (Registration No. 333-82707) and the
                                    Prospectus that forms a part of such
                                    Registration Statement as filed with the Commission on July 12, 1999.

         4.3 Restated Certificate of Trust of NorthWestern Capital Financing II (formerly known as NWPS Capital Financing II) dated as of June 30, 1998 (incorporated herein by reference to Exhibit 4(b)(12) to the Registration Statement of the Registrant and NorthWestern on Form S-3 (Registration No. 333-58491) as filed with the Commission on July 2, 1998).

         4.4* Amended and Restated Declaration of Trust of the Registrant, dated as of December 21, 2001.

         4.5 Subordinated Debt Securities Indenture, dated as of August 1, 1995, between NorthWestern and The Chase Manhattan Bank
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                                    (National Association), as trustee
                                    (incorporated herein by reference to Exhibit
                                    4(f) to NorthWestern's Current Report on
                                    Form 8-K filed with the Commission on
                                    August 30, 1995, Commission File No.
                                    0-692).

         4.6*                       Third Supplemental Indenture, dated as of
                                    December 21, 2001.

         4.7* Preferred Securities Guarantee Agreement, dated as of December 21, 2001.

         4.8 Form of Trust Preferred Security Certificate (included in Exhibit 4.4 above).


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* Filed herewith.

                                      -2-
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                                    SIGNATURE

                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.



                                         NORTHWESTERN CAPITAL FINANCING II


                                         By: /s/ Richard R. Hylland
                                             -----------------------------------
                                             Name:  Richard R. Hylland
                                             Title: Regular Trustee


Date: December 21, 2001
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                                  EXHIBIT INDEX

         Exhibit
         Number                                  Description
         -------                                 -----------

         4.1 Registration Statement of the Registrant and NorthWestern on Form S-3
                                    (Registration No. 333-58491) and the
                                    Prospectus that forms a part of such
                                    Registration Statement as filed with the Commission on July 2, 1998.

         4.2 Registration Statement of the Registrant and NorthWestern on Form S-3
                                    (Registration No. 333-82707) and the
                                    Prospectus that forms a part of such
                                    Registration Statement as filed with the Commission on July 12, 1999.

         4.3 Restated Certificate of Trust of NorthWestern Capital Financing II (formerly known as NWPS Capital Financing II) dated as of June 30, 1998 (incorporated herein by reference to Exhibit 4(b)(12) to the Registration Statement of the Registrant and NorthWestern on Form S-3 (Registration No. 333-58491) as filed with the Commission on July 2, 1998).

         4.4* Amended and Restated Declaration of Trust of the Registrant, dated as of December 21, 2001.

         4.5 Subordinated Debt Securities Indenture, dated as of August 1, 1995, between NorthWestern and The Chase Manhattan Bank (National Association), as trustee (incorporated herein by reference to Exhibit 4(f) to NorthWestern's Current Report on Form 8-K filed with the Commission on August 30, 1995, Commission File No.
                                    0-692).

         4.6*                       Third Supplemental Indenture, dated as of
                                    December 21, 2001.

         4.7* Preferred Securities Guarantee Agreement, dated as of December 21, 2001.

         4.8 Form of Trust Preferred Security Certificate (included in Exhibit 4.4 above).



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*  Filed herewith.